Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Marathon Oil Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee M. Tillman, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 3, 2023	/s/ Lee M. Tillman
Lee M. Tillman
Chairman, President and Chief Executive Officer